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EXHIBIT 10.64

                              SECOND LIEN GUARANTY

                  This Second Lien Guaranty (this "GUARANTY"), dated as of August 24, 2007, is made by each of the undersigned executing this Agreement in the capacity of a guarantor (the "GUARANTOR"), in favor of and for the benefit of the Agents, each Lender and each other holder of any Loan Document Obligation (each as defined in the Credit Agreement referenced below) (each, a "BENEFICIARY" and, collectively, the "BENEFICIARIES"). Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Credit Agreement (as defined below).

                                    RECITALS:

                  A. Pacific Energy Alaska Operating LLC, a limited liability company organized under the laws of the State of Delaware (the "BORROWER"), Pacific Energy Alaska Holdings, LLC, a limited liability company organized under the laws of the State of Delaware ("HOLDINGS"), the lenders from time to time party thereto (the "LENDERS"), Silver Point Finance, LLC, as administrative agent for the Lenders and collateral agent for the Secured Parties (in such capacities, together with its successors, the "AGENT"), and the other parties thereto have entered into that certain Second Lien Credit Agreement, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified, replaced, refinanced or refunded from time to time, the "CREDIT AGREEMENT");

                  B. The Lenders have agreed to extend credit to the Borrower pursuant to, and upon the terms and conditions specified in, the Credit Agreement. The obligations of the Lenders to extend credit to the Borrower are conditioned upon, among other things, the execution and delivery of this Guaranty by each Guarantor. Each Guarantor is an affiliate of the Borrower, will derive substantial direct and indirect benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

         SECTION 1. GUARANTY OF THE LOAN DOCUMENT OBLIGATIONS Subject to the provisions of Section 2, each of the Guarantors jointly and severally hereby irrevocably and unconditionally guarantees to Agent for the ratable benefit of the Beneficiaries, the due and punctual payment in full of all Loan Document Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under
Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a)) (collectively, the "GUARANTEED OBLIGATIONS").


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         SECTION 2. CONTRIBUTION BY GUARANTORS. All Guarantors desire to allocate among themselves (collectively, the "CONTRIBUTING GUARANTORS"), in a fair and equitable manner, their obligations arising under this Guaranty. Accordingly, in the event any payment or distribution is made on any date by a Guarantor (a "FUNDING GUARANTOR") under this Guaranty that exceeds its Fair Share as of such date, such Funding Guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in the amount of such other Contributing Guarantor's Fair Share Shortfall as of such date, with the result that all such contributions will cause each Contributing Guarantor's Aggregate Payments to equal its Fair Share as of such date. "FAIR SHARE" means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (a) the ratio of (i) the Fair Share Contribution Amount with respect to such Contributing Guarantor to (ii) the aggregate of the Fair Share Contribution Amounts with respect to all Contributing Guarantors multiplied by
(b) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty in respect of the obligations guaranteed hereunder. "FAIR SHARE SHORTFALL" means, with respect to a Contributing Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Contributing Guarantor over the Aggregate Payments of such Contributing Guarantor. "FAIR SHARE CONTRIBUTION AMOUNT" means, with respect to a Contributing Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Contributing Guarantor under this Guaranty that would not render its obligations hereunder or thereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any comparable applicable provisions of state law; PROVIDED, solely for purposes of calculating the "Fair Share Contribution Amount" with respect to any Contributing Guarantor for purposes of this Section 2, any assets or liabilities of such Contributing Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Contributing Guarantor. "AGGREGATE PAYMENTS" means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (1) the aggregate amount of all payments and distributions made on or before such date by such Contributing Guarantor in respect of this Guaranty (including, without limitation, in respect of this 2), MINUS (2) the aggregate amount of all payments received on or before such date by such Contributing Guarantor from the other Contributing Guarantors as contributions under this
Section 2. The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Contributing Guarantors of their obligations as set forth in this Section 2 shall not be construed in any way to limit the liability of any Contributing Guarantor hereunder. Each Guarantor is a third party beneficiary to the contribution agreement set forth in this Section 2.


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         SECTION 3. PAYMENT BY GUARANTORS. Subject to Section 2, Guarantors
hereby jointly and severally agree, in furtherance of the foregoing and not in limitation of any other right which any Beneficiary may have at law or in equity against any Guarantor by virtue hereof, that upon the failure of the Borrower to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a)), Guarantors will upon demand pay, or cause to be paid, in immediately available funds, to Agent for the ratable benefit of Beneficiaries, an amount equal to the sum of the unpaid principal amount of all Guaranteed Obligations then due as aforesaid, all accrued and unpaid interest on such Guaranteed Obligations (including interest which, but for the Borrower's becoming the subject of a case under the Bankruptcy Code, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against The Borrower for such interest in the related bankruptcy case) and all other Guaranteed Obligations then owed to Beneficiaries as aforesaid.

         SECTION 4. LIABILITY OF GUARANTORS ABSOLUTE. Each Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guaranteed Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees as follows:

                  (a) this Guaranty is a guaranty of payment when due and not of collectibility. This Guaranty is a primary obligation of each Guarantor and not merely a contract of surety;

                  (b) Agent may enforce this Guaranty upon the occurrence of an Event of Default notwithstanding the existence of any dispute between the Borrower and any Beneficiary with respect to the existence of such Event of Default;

                  (c) the obligations of each Guarantor hereunder are independent of the obligations of the Borrower and the obligations of any other guarantor (including any other Guarantor) of the obligations of the Borrower, and a separate action or actions may be brought and prosecuted against such Guarantor whether or not any action is brought against the Borrower or any of such other guarantors and whether or not the Borrower is joined in any such action or actions;

                  (d) payment by any Guarantor of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge any Guarantor's liability for any portion of the Guaranteed Obligations which has not been paid. Without limiting the generality of the foregoing, if the Agent is awarded a judgment in any suit brought to enforce any Guarantor's covenant to pay a portion of the Guaranteed Obligations, such judgment shall not be deemed to release such Guarantor from its covenant to pay the portion of the Guaranteed Obligations that is not the subject of such suit, and such judgment shall not, except to the extent satisfied by such Guarantor, limit, affect, modify or abridge any other Guarantor's liability hereunder in respect of the Guaranteed Obligations;

                  (e) any Beneficiary, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability hereof or giving rise to any reduction, limitation, impairment, discharge or termination of any Guarantor's liability hereunder, from time to time may (i)


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renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guaranteed Obligations; (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto, or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment hereof or the Guaranteed Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any Person (including any other Guarantor) with respect to the Guaranteed Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of such Beneficiary in respect hereof or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Beneficiary may have against any such security, in each case as such Beneficiary in its discretion may determine consistent herewith and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against the Borrower or any security for the Guaranteed Obligations; and (vi) exercise any other rights available to it under the Loan Documents; and

                  (f) this Guaranty and the obligations of Guarantors hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full of the Guaranteed Obligations), including the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Loans Documents, the Transactions, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to events of default) hereof, any of the other Loans Documents, the Transactions or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guaranteed Obligations, in each case whether or not in accordance with the terms hereof or such Loans Documents, the Transactions or any agreement relating to such other guaranty or security; (iii) the Guaranteed Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the Loan Documents or from the proceeds of any security for the Guaranteed Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guaranteed Obligations) to the payment of indebtedness other than the Guaranteed Obligations, even though any Beneficiary might have elected to apply such payment to any part or all of the Guaranteed Obligations; (v) any Beneficiary's consent to the change, reorganization or termination of the corporate structure or existence of the Borrower or any of its Subsidiaries and to any corresponding restructuring of the Guaranteed Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guaranteed Obligations; (vii) any defenses, set-offs or counterclaims which the Borrower may allege or assert against any Beneficiary in respect of the Guaranteed Obligations, including failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any Guarantor as an obligor in respect of the Guaranteed Obligations.


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         SECTION 5. WAIVERS BY GUARANTORS. Each Guarantor hereby waives, for the benefit of Beneficiaries: (a) any right to require any Beneficiary, as a condition of payment or performance by such Guarantor, to (i) proceed against the Borrower, any other guarantor (including any other Guarantor) of the Guaranteed Obligations or any other Person, (ii) proceed against or exhaust any security held from the Borrower, any such other guarantor or any other Person,
(iii) proceed against or have resort to any balance of any deposit account or credit on the books of any Beneficiary in favor of the Borrower or any other Person, or (iv) pursue any other remedy in the power of any Beneficiary whatsoever; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of the Borrower or any other Guarantor including any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of the Borrower or any other Guarantor from any cause other than payment in full of the Guaranteed Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon any Beneficiary's errors or omissions in the administration of the Guaranteed Obligations, except behavior which amounts to bad faith;
(e)(i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of such Guarantor's obligations hereunder, (ii) the benefit of any statute of limitations affecting such Guarantor's liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any security interest or lien or any property subject thereto;
(f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance hereof, notices of default hereunder or any agreement or instrument related hereto, notices of any renewal, extension or modification of the Guaranteed Obligations or any agreement related thereto, notices of any extension of credit to the Borrower and notices of any of the matters referred to in Section 5 and any right to consent to any thereof; and (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof.

         SECTION 6. GUARANTORS' RIGHTS OF SUBROGATION, CONTRIBUTION, ETC.. Until the Guaranteed Obligations shall have been indefeasibly paid in full, each Guarantor hereby waives any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against the Borrower or any other Guarantor or any of its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including (a) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against the Borrower with respect to the Guaranteed Obligations, (b) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against the Borrower, and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary. In addition, until the Guaranteed Obligations shall have been indefeasibly paid in full, each Guarantor shall withhold exercise of any right of contribution such Guarantor may have against any other guarantor (including any other Guarantor) of the Guaranteed Obligations, including, without limitation, any such right of contribution as contemplated by
Section 2. Each Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of


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subrogation, reimbursement or indemnification such Guarantor may have against the Borrower or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights any Beneficiary may have against the Borrower, to all right, title and interest any Beneficiary may have in any such collateral or security, and to any right any Beneficiary may have against such other guarantor. If any amount shall be paid to any Guarantor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time when all Guaranteed Obligations shall not have been finally and indefeasibly paid in full, such amount shall be held in trust for Agent on behalf of Beneficiaries and shall forthwith be paid over to Agent for the benefit of Beneficiaries to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof.

         SECTION 7. SUBORDINATION OF OTHER OBLIGATIONS. Any Indebtedness of the Borrower or any Guarantor now or hereafter held by any Guarantor (the "OBLIGEE GUARANTOR") is hereby subordinated in right of payment to the Guaranteed Obligations, and any such Indebtedness collected or received by the Obligee Guarantor after an Event of Default has occurred and is continuing shall be held in trust for Agent on behalf of Beneficiaries and shall forthwith be paid over to Agent for the benefit of Beneficiaries to be credited and applied against the Guaranteed Obligations but without affecting, impairing or limiting in any manner the liability of the Obligee Guarantor under any other provision hereof.

         SECTION 8. CONTINUING GUARANTY. This Guaranty is a continuing guaranty and shall remain in effect until all of the Guaranteed Obligations shall have been paid in full. Each Guarantor hereby irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guaranteed Obligations.

         SECTION 9. AUTHORITY OF GUARANTORS OR THE BORROWER. It is not necessary for any Beneficiary to inquire into the capacity or powers of any Guarantor or the Borrower or the officers, directors or any agents acting or purporting to act on behalf of any of them.

         SECTION 10. FINANCIAL CONDITION OF THE BORROWER. No Beneficiary shall have any obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor's assessment, of the financial condition of the Borrower. Each Guarantor acknowledges that it has adequate means to obtain information from the Borrower on a continuing basis concerning the financial condition of the Borrower and its ability to perform its obligations under the Loan Documents, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of the Borrower and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations. Each Guarantor hereby waives and relinquishes any duty on the part of any Beneficiary to disclose any matter, fact or thing relating to the business, operations or conditions of the Borrower now known or hereafter known by any Beneficiary.

         SECTION 11. BANKRUPTCY, ETC. (a) So long as any Guaranteed Obligations remain outstanding, no Guarantor shall, without the prior written consent of Agent acting pursuant to the instructions of Required Lenders, commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency case or proceeding of or against the Borrower or any other Guarantor. The obligations of Guarantors hereunder shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any case or proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of the Borrower or any other Guarantor or by any defense which the Borrower or any other Guarantor may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.


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                  (b) Each Guarantor acknowledges and agrees that any interest on any portion of the Guaranteed Obligations which accrues after the commencement of any case or proceeding referred to in clause (a) above (or, if interest on any portion of the Guaranteed Obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding, such interest as would have accrued on such portion of the Guaranteed Obligations if such case or proceeding had not been commenced) shall be included in the Guaranteed Obligations because it is the intention of Guarantors and Beneficiaries that the Guaranteed Obligations which are guaranteed by Guarantors pursuant hereto should be determined without regard to any rule of law or order which may relieve the Borrower of any portion of such Guaranteed Obligations. Guarantors will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay Agent, or allow the claim of Agent in respect of, any such interest accruing after the date on which such case or proceeding is commenced.

                  (c) In the event that all or any portion of the Guaranteed Obligations are paid by the Borrower, the obligations of Guarantors hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from any Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guaranteed Obligations for all purposes hereunder.

         SECTION 12. SUBORDINATION, ETC. Notwithstanding anything contained herein to the contrary, the Guaranteed Obligations are subject and subordinate to the First Lien Obligations (as defined in the Intercreditor Agreement referred to below) on the terms and conditions contained in that certain Intercreditor Agreement dated as of the date hereof among J. Aron & Company, as Administrative Agent, the Agent and the Guarantors, as amended, modified, supplemented, restated or replaced from time to time (the "INTERCREDITOR AGREEMENT"). In the event of any conflict between the terms of the Intercreditor Agreement and this Guaranty, the terms of the Intercreditor Agreement shall govern and control.

         SECTION 13. DEFAULT; REMEDIES. The obligations of the Guarantors hereunder are independent of and separate from the Loan DocumenT Obligations. If any Guaranteed Obligations not paid when due, or upon any Event of Default under the Credit Agreement, the Agent may, at its sole election but subject to the terms of the Intercreditor Agreement, proceed directly and at once, without notice, against any or each Guarantor to collect and recover the full amount or any portion of the Guaranteed Obligations then due, without first proceeding against the Borrower or any other guarantor of the Guaranteed Obligations, or against any Collateral under the Loan Documents or joining the Borrower or any other guarantor in any proceeding against any Guarantor. At any time after maturity of the Guaranteed Obligations (or any of them), each Guaranteed Party may (until such time as the Guaranteed Obligations are indefeasibly paid in full in cash), with notice to the Agent but without notice to any Guarantor, and regardless of the acceptance of any Collateral or security for the payment hereof, appropriate and apply toward the payment of all or any part of the Guaranteed Obligations (a) any indebtedness due or to become due from such Beneficiary or any of its Affiliates to or for the credit of any Guarantor and
(b) any deposits, moneys, credits or other property belonging to any Guarantor, at any time held by, or coming into the possession of, or under the control of, such Beneficiary or any of its Affiliates.

         SECTION 14. CONTINUING GUARANTY; IRREVOCABILITY. This Guaranty shall be a continuing guaranty and shall be operative and binding and the obligations and liabilities of each Guarantor hereunder shall be irrevocable until such time as the Agent shall have acknowledged in writing that all of the Guaranteed Obligations have been indefeasibly paid in full in cash and other obligations


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under the Credit Agreement have been terminated, at which time this Guaranty shall automatically terminate. Upon termination of this Guaranty and at the written request of any Guarantor or its respective successors or assigns, and at the cost and expense of such Guarantor or its successors or assigns, the Agent shall execute such instruments, documents or agreements as are reasonably necessary to evidence such termination.

         SECTION 15. SETOFF. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default and with notice to the Agent, each Beneficiary and each Affiliate of a Beneficiary may at any time or from time to time without notice to any Guarantor (any such notice being expressly waived) or to any other Person and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of all or any part of the Guaranteed Obligations (a) any indebtedness due or to become due from such Beneficiary or such Affiliate to or for the credit of any Guarantor and (b) any deposits, moneys, credits or other property belonging to any Guarantor, at any time held by, or coming into the possession of, or under the control of, such Beneficiary or such Affiliate.

         SECTION 16. NO MARSHALLING. Each Guarantor consents and agrees that no Beneficiary or Person acting for or on behalf of any Beneficiary shall be under any obligation to marshal any assets in favor of any Guarantor or against or in payment of any or all of the Guarantied Obligations.

         SECTION 17. ADDITIONAL GUARANTORS. Subject to applicable law, each Guarantor shall cause each of its wholly-owned Subsidiaries formed or acquired after the date of this Guaranty (other than Subsidiaries of Holdings or the Borrower) to execute a Joinder Agreement in the form set forth as Exhibit A hereto (the "JOINDER AGREEMENT"). Upon execution and delivery thereof, each such Person (i) shall automatically become a Guarantor hereunder and (ii) shall be obligated to (and each Guarantor shall cause such Subsidiary to) become party to the Second Lien Security Agreement by executing and delivering a Pledge Supplement (as defined therein) pursuant to which it shall grant Liens to the Collateral Agent, for the benefit of the Beneficiaries, in any property of such Person that constitutes Collateral thereunder. As used herein, "SECOND LIEN SECURITY AGREEMENT" shall mean that certain Second Lien Pledge and Security Agreement, dated as of the date hereof, among the Guarantors and the Agent, as the same may be amended, modified, supplemented, restated, refinanced or replaced from time to time.

         SECTION 18. NOTICES. All notices and other communications provided for herein shall be made at the address set forth on the signature pages hereof, in the manner and with the effect provided in the Credit Agreement.

         SECTION 19. ENFORCEMENT; AMENDMENTS; WAIVER. No failure or delay on the part of any Beneficiary in the exercise of any right, power, privilege or remedy arising under this Guaranty, the Credit Agreement, any other Loan Document or otherwise shall operate as a waiver thereof, and no single or partial exercise by any such Person of any such right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy and no course of dealing between any Guarantor and any Beneficiary shall operate as a waiver thereof. No modification or waiver of any term or provision of this Guaranty shall be binding upon any Beneficiary except as expressly set forth in a writing duly signed and delivered by the Guarantors and the Agent. Failure by any Beneficiary at any time or times hereafter to require strict performance by the Borrower, the Guarantors or any other guarantor of all or any part of the Loan Document Obligations or any other Person of any provision, warranty, term or condition contained in any Loan Document now or at any time hereafter executed by any such Persons and delivered to any Beneficiary shall not waive,


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affect or diminish any right of any Beneficiary at any time or from time to time thereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of any Beneficiary, or its respective agents, officers or employees, unless such waiver is contained in an instrument in writing, directed and delivered to the Borrower or the Guarantors, as applicable, specifying such waiver, and is signed by the party or parties necessary to give such waiver under the Credit Agreement. No waiver of any Event of Default by any Beneficiary shall operate as a waiver of any other Event of Default or any recurrence of such Event of Default on a future occasion, and no action by any Beneficiary permitted hereunder shall in any way affect or impair this Guaranty or any right, power, privilege or remedy of any Beneficiary hereunder or the obligations of the Guarantors under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any principal or interest owing by the Borrower to a Beneficiary shall be conclusive and binding on each Guarantor irrespective of whether any Guarantor was a party to the suit or action in which such determination was made. The remedies provided in this Guaranty are cumulative and are not exclusive of any other remedies provided by any other Loan Document or by law.

         SECTION 20. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon each Guarantor and its respective successors and assigns and shall inure to the benefit of the Beneficiaries and their successors and assigns, PROVIDED, HOWEVER, that no Guarantor may transfer, or otherwise assign, any of its obligations hereunder without the prior written consent of the Agent.

         SECTION 21. SEVERABILITY. Any provision of this Guaranty held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

         SECTION 22. COLLATERAL. Each Guarantor hereby acknowledges and agrees that its obligations under this Guaranty are secured pursuant to the terms and provisions of the Second Lien Security Agreement.

         SECTION 23. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH GUARANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY SHALL AFFECT ANY RIGHT THAT THE AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY AGAINST SUCH GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.


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

         Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty in any court referred to in this
Section 23. Each Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         Each Guarantor irrevocably consents to service of process in the manner provided for notices in Section 18 hereof. Nothing in this Guaranty will affect the right of any party to this Guaranty to serve process in any other manner permitted by law.

         SECTION 24. WAIVER OF JURY TRIAL. EACH GUARANTOR AND EACH BENEFICIARY BY ITS ACCEPTANCE OF THE BENEFITS HEREOF HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         SECTION 25. WAIVER OF CONSEQUENTIAL DAMAGES. No Guarantor shall assert, and each Guarantor hereby waives, any claim against any Beneficiary, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Guaranty or any other Loan Document.

         SECTION 26. HEADINGS. Article and Section headings used herein are for convenience of reference only, are not part of this Guaranty and shall not affect the construction of, or be taken into consideration in interpreting, this Guaranty.

         SECTION 27. COUNTERPARTS. This Guaranty and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed and delivered by facsimile transmission or other electronic means and in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

         SECTION 28. ENTIRE AGREEMENT. This Guaranty, taken together with all of the Second Lien Security Agreement and the Intercreditor Agreement, represents the entire agreement and understanding of the parties hereto and supersedes all prior understandings, written and oral, relating to the subject matter hereof.

         SECTION 29. CALIFORNIA WAIVERS. Guarantors hereby waive and agree not to assert or take advantage of:


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

                  (a) any suretyship defenses and suretyship rights of every nature otherwise available under California law and the laws of any other state, including, without limitation, all defenses and rights arising under Sections 2787 through 2855 (the "SURETYSHIP PROVISIONS") of the California Civil Code (the "CIVIL CODE") and any successor provisions to those Sections. Without limiting the generality of the foregoing, each Guarantor hereby acknowledges its understanding that the Suretyship Provisions provide various partial or complete defenses to the recovery by Beneficiaries from such Guarantor and/or grant such Guarantor rights the enforcement of which could reduce or eliminate entirely such Guarantor's liability hereunder to the Beneficiaries. Among the defenses and rights contained in the Suretyship Provisions are the following:

                           (i) Section 2809 of the Civil Code, which provides, in part, that the obligation of a surety must not be either larger in amount or in other respects more burdensome than that of the principal;

                           (ii) Section 2810 of the Civil Code, which provides, in part, that a surety is not liable if for any reason other than the mere personal disability of the principal there is no liability upon the part of the principal at the time of execution of the contract, or the liability of the principal thereafter ceases;

                           (iii) Section 2819 of the Civil Code, which provides, in part, that a surety is exonerated if the creditor alters the original obligation of the principal without the consent of the surety;

                           (iv) Section 2845 of the Civil Code, which provides, in part, that a surety is exonerated to the extent that the creditor fails to proceed against the principal, or to pursue any other remedy in the creditor's power which the surety cannot pursue and which would lighten the surety's burden;

                           (v) Section 2846 of the Civil Code, which provides that a surety may compel his principal to perform the obligation when due;

                           (vi) Section 2847 of the Civil Code, which provides, in part, that if a surety satisfies the principal obligation, or any part thereof, the principal is obligated to reimburse the surety for the amounts paid by the surety;

                           (vii) Section 2848 of the Civil Code, which provides, in part, that a surety, upon satisfaction of the obligation of the principal is entitled to enforce remedies which the creditor then has against the principal;

                           (viii) Section 2849 of the Civil Code, which provides, in part, that a surety is entitled to the benefit of security held by the creditor for the performance of the principal obligation held by the creditor;

                           (ix) Section 2850 of the Civil Code, which provides, in part, that whenever the property of a surety is hypothecated with property of the principal, the surety is entitled to have the property of the principal first applied to the discharge of the obligation; and

                           (x) Section 2822 of the Civil Code, which provides, in part, for a right to have the principal designate the portion of any obligation to be satisfied by the surety in the event that the principal provides partial satisfaction of such obligation.

                  (b) all rights and defenses that any Guarantor may have because the Borrower's debt is secured by real property. This means among other things:

                           (i) Lender may collect from any Guarantor without first foreclosing on any real or personal property collateral pledged by the Borrower.

                           (ii) if Lender forecloses on any real property collateral pledged by the Borrower:

                                    (A) the amount of the debt may be reduced
                  only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

                                    (B) Lender may collect from any Guarantor
                  even if Lender, by foreclosing on the real property collateral, has destroyed any right such Guarantor may have to collect from the Borrower.

         This is an unconditional and irrevocable waiver of any rights and defenses any Guarantor may have because the Borrower's debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the CALIFORNIA CODE OF CIVIL PROCEDURE.

                  (c) all rights and defenses arising out of an election of remedies by any Beneficiary, even though that election of remedies, such as nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise.

This Section 29 is included solely out of an abundance of caution, and shall not be construed to mean that any of the above-referenced provisions of California law are in any way applicable to this Guaranty or to any of the Guaranteed Obligations.



                             [SIGNATURES TO FOLLOW]


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

                  IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed by its authorized representative as of the day and year first above written.


Address:                           PACIFIC ENERGY RESOURCES LTD., A GUARANTOR


                                   By: /S/ DARREN KATIC
                                       ----------------------------------------
                                   Name: Darren Katic
                                   Title: President



                                   PETROCAL ACQUISITION CORP., A GUARANTOR


                                   By: /S/ DARREN KATIC
                                       ----------------------------------------
                                   Name: Darren Katic
                                   Title: President



                                   SAN PEDRO BAY PIPELINE COMPANY, A GUARANTOR


                                   By: /S/ DARREN KATIC
                                       ----------------------------------------
                                   Name: Darren Katic
                                   Title: President


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